UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2021

Energy Transfer LP

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600
Dallas, Texas 75225
(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 16, 2021, Energy Transfer LP, a Delaware limited partnership (“ET”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Elk Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of ET (“LP Merger Sub”), Elk GP Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of ET (“GP Merger Sub” and, together with LP Merger Sub, the “Merger Subs”), Enable Midstream Partners, L.P., a Delaware limited partnership (“Enable”), Enable GP, LLC, a Delaware limited liability company (“Enable General Partner”), solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, LE GP, LLC, a Delaware limited liability company and sole general partner of ET (“ET GP”), and, solely for the purposes of Section 1.1(b)(i) of the Merger Agreement, CenterPoint Energy, Inc., a Texas corporation. Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Enable (the “LP Merger”), with Enable continuing as the surviving entity and a wholly owned subsidiary of ET, and (ii) GP Merger Sub will merge with and into Enable General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”), with Enable General Partner surviving the GP Merger as a direct wholly owned subsidiary of ET. On February 16, 2021, the board of directors of ET GP, and the board of directors of Enable General Partner unanimously approved the Merger Agreement.

At the effective time of the Mergers (the “Effective Time”), (i) each common unit representing a limited partner interest in Enable (“Enable Common Units”) issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 0.8595 (the “Exchange Ratio”) common units representing a limited partner interest in ET (the “ET Common Units”), (ii) all of the limited liability company interests of Enable General Partner will be converted into the right to receive $10,000,000 in the aggregate (the “GP Merger Consideration”), which will be allocated among the members of Enable General Partner in accordance with the Merger Agreement, (iii) each 10% Series A Fixed-to-Floating Rate Non-Cumulative Redeemable Perpetual Preferred Unit representing a limited partner interest in Enable (the “Series A Preferred Units”) issued and outstanding immediately prior to Effective Time will be converted into the right to receive 0.0265 preferred units representing a limited partner interest in ET, designated as “7.125% Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units” (the “Series G Preferred Units”) and (iv) the Partnership Incentive Distribution Right (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time will be canceled and will cease to exist.

Each award of phantom units and performance units of Enable will be treated as follows:

•

each award of phantom units, vested or unvested (including any Seconded Employee Phantom Awards (as defined in the Merger Agreement)) (“Enable Phantom Units”), that is outstanding immediately prior to the Effective Time will be assumed by ET and converted into a restricted unit award representing a contractual right to receive a number of ET Common Units (“Enable Assumed Restricted Unit Award”). Each such Enable Assumed Restricted Unit Award will be converted into a restricted unit award to receive a number of ET Common Units equal to the number of Enable Common Units subject to such Enable Phantom Unit Award immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded up or down to the nearest whole ET Common Unit; and

•

each award of performance units that corresponds to Enable Common Units, including Seconded Employee Performance Awards (each, an “Enable Performance Award” and, together with the Enable Phantom Units, the “Enable Equity Awards”), that is outstanding and unvested as of the Effective Time, will be, as of the Effective Time, measured as to performance as of the Effective Time (or a date reasonably proximate thereto) as determined in good faith by the Enable General Partner board of directors and each such Enable Performance Award, with respect to the number of Enable Common Units that are considered earned with respect thereto based on the higher of actual performance or target, will be, as of the Effective Time (the “Earned Performance Units”), be assumed by ET and converted into an Assumed Restricted Unit Award. The number of ET Common Units that are subject to such Assumed Restricted Unit Awards shall be equal to the number of Earned Performance Units with respect to the corresponding Partnership Performance Award, multiplied by the Exchange Ratio, rounded up or down to the nearest whole ET Common Unit.

Enable and Enable General Partner have agreed, subject to certain exceptions with respect to unsolicited proposals, not to solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals.

The completion of the Mergers is subject to the satisfaction or waiver of customary closing conditions, including: (i) adoption of the Merger Agreement by holders of a majority of the outstanding Enable Common Units, voting as a single class, entitled to vote thereon, (ii) absence of any court order or regulatory injunction prohibiting completion of the Merger, (iii) expiration or termination of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) effectiveness of ET’s registration statement on Form S-4 to register the ET Common Units to be issued in the LP Merger, (v) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vi) the authorization for listing of ET Common Units to be issued in the LP Merger on the NYSE, (vii) the closing of the Pre-Closing Transactions (as defined in the Merger Agreement) and (viii) compliance by the other party in all material respects with its covenants.

ET and Enable have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of ET’s and Enable’s business between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to cause the expiration or termination of the waiting period under the HSR Act. Pursuant to the terms of the Merger Agreement, ET must take any and all steps necessary, subject to certain limitations, to obtain antitrust clearance in order to facilitate closing of the Mergers, including by agreeing to divest assets, modify contracts or restrict operations, in each case in order to obtain any approvals, consents, clearances, expirations or terminations of waiting periods, registrations, permits, authorizations or other confirmations or to avoid the commencement of any action to prohibit the Merger, or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any action or proceeding seeking to prohibit the Merger or delay the Closing beyond November 30, 2021 (or, if the HSR clearance has not yet been received, February 28, 2022).

The Merger Agreement contains certain termination rights for ET and Enable. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, Enable may be required to pay ET a termination fee equal to $97,500,000.

Pursuant to the terms of the Merger Agreement, ET has agreed to enter into a Registration Rights Agreement with the Unitholders (as defined below) at the Closing, pursuant to which, among other things, the Unitholders will have certain rights to require ET to file and maintain the effectiveness of a registration statement with respect to the re-sale of the ET Common Units owned by the Unitholder, and under certain circumstances, to require ET to initiate underwritten offerings for such ET Common Units.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ET, Enable or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ET, Enable or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ET’s or Enable’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, ET, Merger Sub, GP Merger Sub, Enable and Enable General Partner entered into support agreements (the “Support Agreements”) with each of CenterPoint Energy, Inc. and OGE Energy Corp. (the “Unitholders”). Pursuant to the Support Agreements, the Unitholders agreed to, among other things, execute and deliver (or cause to be delivered) a written consent, covering all of the Enable Common Units, Series A Preferred Units and the limited liability company interests of Enable GP held by such Unitholder approving each of the matters for which Enable is soliciting consents of the holders of Enable Common Units in accordance with the Merger Agreement.

The Support Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreements and is qualified in its entirety by the terms and conditions of the Support Agreements. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreements contain representations and warranties by each of the parties to the Support Agreements, which were made only for purposes of the Support Agreements and as of a specified date. The representations, warranties and covenants in the Support Agreements were made solely for the benefit of the parties to the Support Agreements; may be subject to limitations agreed upon by the contracting parties; and may be subject to standards of materiality, applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreements, which subsequent information may or may not be fully reflected in ET’s or Enable’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. ET and Enable cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by ET and Enable with the U.S. Securities Exchange Commission (the “SEC”), which are available to the public. ET and Enable undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, ET will file a registration statement on Form S-4, including a consent statement/prospectus of ET and Enable, with the SEC. INVESTORS AND SECURITY HOLDERS OF ET AND ENABLE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Investors and security holders may obtain a free copy of the consent statement/prospectus (when available) and other relevant documents filed by ET and Enable with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent statement/prospectus and other relevant documents (when available) from www.cnx.com under the tab “Investors” and then under the heading “SEC Filings.”

Participants in the Solicitation

ET, Enable and their respective directors and executive officers may be deemed to be participants in the solicitation of consents in connection with the proposed Mergers. Information regarding the directors and executive officers of ET is contained in ET’s Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 21, 2020. Information regarding the directors and executive officers of Enable is contained in Enable’s Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 19, 2020. Additional information regarding the interests of participants in the solicitation of consents in connection with the proposed merger will be included in the consent statement/prospectus.

Item 9.01.	Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 16, 2021, by and among Energy Transfer LP, Elk Merger Sub LLC, Elk GP Merger Sub LLC, Enable Midstream Partners, LP, Enable GP, LLC, solely for the purpose of Section 21.(a)(i), LE GP, LLC, and, solely for the purpose of Section 1.1(b)(i), CenterPoint Energy, Inc.

10.1	Support Agreement, dated as of February 16, 2021, by and among Energy Transfer LP, Elk Merger Sub LLC, Elk GP Merger Sub LLC, Enable Midstream Partners, LP, Enable GP, LLC and CenterPoint Energy, Inc.

10.2	Support Agreement, dated as of February 16, 2021, by and among Energy Transfer LP, Elk Merger Sub LLC, Elk GP Merger Sub LLC, Enable Midstream Partners, LP, Enable GP, LLC and OGE Energy Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). ET agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

	By:	LE GP, LLC,
its general partner.

Date: February 17, 2021	By:	/s/ Thomas E. Long
	Name:	Thomas E. Long
	Title:	Co-Chief Executive Officer